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                                                                   EXHIBIT 10.14


                 CHANGE IN CONTROL OR TERMINATION WITHOUT CAUSE

         In the event that there is a change in control of ANTEC or termination without cause, Michael Graziano will be entitled to termination benefits, which include one year's annual salary and bonus at the time of the event, continuation of benefits for a period of one year and immediate vesting of 100% of any remaining unvested stock options granted. In addition, any benefits determined based on length of service will be based on his original hire date of September 26, 1989. This agreement will be effective beginning October 20, 1997.

Agreed this 20th day of October 1997

    /s/ MICHAEL GRAZIANO                               /s/ MARK J. SCAGLIUSO
-----------------------------                      -----------------------------
      Michael Graziano                                   Mark J. Scagliuso
                                                            VP and CFO
                                                     ANTEC Network Technologies